Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,394,996)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(29,920,981)
Dividend Income	265,223
Interest Income	38,092
ETF Transaction Fees	1,400
Total Income (Loss)	$(31,011,262)

Expenses
Management Fees	$249,638
Professional Fees	92,044
Brokerage Commissions	15,201
Directors' Fees and insurance	6,316
Total Expenses	$363,199
Net Income (Loss)	$(31,374,461)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/22	$370,391,894
Additions (250,000 Shares)	15,416,242
Withdrawals (200,000 Shares)	(11,246,286)
Net Income (Loss)	(31,374,461)

Net Asset Value End of Month	$343,187,389
Net Asset Value Per Share (6,250,000 Shares)	$54.91

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(15,653,438)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(13,090,788)
Dividend Income	129,285
Interest Income	30,699
ETF Transaction Fees	1,400
Total Income (Loss)	$(28,582,842)

Expenses
Management Fees	$108,403
Professional Fees	81,725
Brokerage Commissions	7,148
Directors' Fees and insurance	7,070
Total Expenses	$204,346
Net Income (Loss)	$(28,787,188)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/22	$218,515,341
Withdrawals (1,200,000 Shares)	(28,278,157)
Net Income (Loss)	(28,787,188)

Net Asset Value End of Month	$161,449,996
Net Asset Value Per Share (7,200,000 Shares)	$22.42

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(17,048,434)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(43,011,769)
Dividend Income	394,508
Interest Income	68,791
ETF Transaction Fees	2,800
Total Income (Loss)	$(59,594,104)

Expenses
Management Fees	$358,041
Professional Fees	173,769
Brokerage Commissions	22,349
Directors' Fees and insurance	13,386
Total Expenses	$567,545
Net Income (Loss)	$(60,161,649)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/22	$588,907,235
Additions (250,000 Shares)	15,416,242
Withdrawals (1,400,000 Shares)	(39,524,443)
Net Income (Loss)	(60,161,649)

Net Asset Value End of Month	$504,637,385

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596